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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 1999

                          FIBERNET TELECOM GROUP, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                      333-7841                13-3859938
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification No.)

                              570 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                         (Address of principal executive
                           offices including zip code)

                                 (212) 405-6200

                         (Registrant's telephone number,
                              including area code)

                                      N.A.
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

                  On September 28, 1999, FiberNet Telecom Group, Inc. (the "Issuer") issued $7.77 million aggregate principal amount of 8% Senior Secured Convertible Notes due September 28, 2004 (the "Notes") to an investor group led by Signal Equity Partners, L.P in a private placement. The Notes are convertible into common stock of the Company at an exercise price of $3.00 per common share, subject to anti-dilution adjustments. The Company also has the right, at its discretion, to place an additional $4.73 million of Notes on substantially the same terms.

                  Net proceeds of the private placement will be used for infrastructure build-out and for general working capital.

                  Additionally, the Company increased the size of the Board of Directors from six to seven members and announced the election of William Vrattos, a Vice President of Georgica Advisors LLC, to be a Director of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits

                          (1) Securities Purchase Agreement dated as of September 28, 1999 by and among the Issuer and the purchasers listed therein
                          (2) Form of 8% Senior Secured Convertible Note due 2004 of the Issuer
                          (3) Joinder dated as of September 28, 1999 to the Stockholders Agreement dated as of May 7, 1999 by and among the Issuer and the stockholders listed therein
                          (4) Joinder dated as of September 28, 1999 to the Registration Rights Agreement dated as of May 7, 1999 by and among the Issuer and the parties listed therein
                          (5) First Amendment dated as of September 28, 1999 to the Security Agreement dated as of May 7, 1999 from the Issuer and its subsidiaries to the Collateral Agent listed therein
                          (6) First Amendment dated as of September 28, 1999 to the Guaranty Agreement dated as of May 7, 1999 made by FiberNet Telecom, Inc. ("FTI"), FiberNet
                               Equal Access, L.L.C. and Local Fiber, L.L.C.
                          (7)  First Amendment dated as of September 28, 1999 to
                               the Pledge Agreement dated as of May 7, 1999
                               between FTI and the Collateral Agent listed
                               therein
                          (8) First Amendment dated as of September 28, 1999 to the Parent Pledge Agreement dated as of May 7, 1999 between the Issuer and the Collateral Agent listed therein
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIBERNET TELECOM GROUP, INC.
                                         (Registrant)


Dated  October 5, 1999                  By: /s/ Michael S. Liss
                                             --------------------------------
                                              Michael S. Liss
                                              President and Chief
                                              Executive Officer
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                                  EXHIBIT INDEX

         Exhibit No.                       Description
         -----------                       -----------

            4.1 Securities Purchase Agreement dated as of September 28, 1999 by and among the Issuer and the purchasers listed therein
            4.2 Form of 8% Senior Secured Convertible Note due 2004 of the Issuer
            4.3 Joinder dated as of September 28, 1999 to the Stockholders Agreement dated as of May 7, 1999 by and among the Issuer and the stockholders listed therein
            4.4 Joinder dated as of September 28, 1999 to the Registration Rights Agreement dated as of May 7, 1999 by and among the Issuer and the parties listed therein
            4.5 First Amendment dated as of September 28, 1999 to the Security Agreement dated as of May 7, 1999 from the Issuer and its subsidiaries to the Collateral Agent listed therein
            4.6 First Amendment dated as of September 28, 1999 to the Guaranty Agreement dated as of May 7, 1999 made by FiberNet Telecom, Inc. ("FTI"), FiberNet Equal Access, L.L.C. and Local Fiber, L.L.C.
            4.7 First Amendment dated as of September 28, 1999 to the Pledge Agreement dated as of May 7, 1999 between FTI and the Collateral Agent listed therein
            4.8 First Amendment dated as of September 28, 1999 to the Parent Pledge Agreement dated as of May 7, 1999 between the Issuer and the Collateral Agent listed therein